UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) August 8, 2006
                                                          ----------------------

                                Ciena Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-21969                                            23-2725311
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(Commission File Number)                       (IRS Employer Identification No.)


         1201 Winterson Road, Linthicum, MD                   21090
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      (Address of Principal Executive Offices)             (Zip Code)

                                 (410) 865-8500
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS

     On August 8, 2006, Ciena Corporation and Nortel issued a press release announcing that the companies have reached an agreement to settle two patent lawsuits between the companies that have been pending in the U.S. District Court for the Eastern District of Texas. The text of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

     (c)  The following exhibit is being filed herewith:

          Exhibit Number      Description of Document
          --------------      -----------------------

          Exhibit 99.1 Text of Press Release dated August 8, 2006, issued by Ciena Corporation and Nortel, announcing the settlement of pending patent litigation

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  Ciena Corporation



Date: August 8, 2006              By: /S/ Russell B. Stevenson, Jr.
                                      ------------------------------------------
                                      Russell B. Stevenson, Jr.
                                      Senior Vice President, General Counsel and
                                      Secretary